                          SUPPLEMENTAL INDENTURE NO. 2

     This SUPPLEMENTAL INDENTURE NO. 2, dated January 2, 1996, among Moran Transportation Company, a Delaware corporation (the "Company"), the Guarantors listed on Exhibits F-1, F-2 and F-3 to the Indenture, and Barge Pennsylvania Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (collectively, the "Guarantors"), Fleet National Bank of Connecticut (formerly known as Shawmut Bank Connecticut, National Association), as trustee (the "Trustee"), and Moran Bulk Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (the "New Guarantor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, the Trustee and the Guarantors are parties to that certain Indenture dated July 11, 1994, as amended by Supplemental Indenture No. 1 dated December 29, 1994 (as so supplemented, the "Indenture"), pertaining to the Company's 11-3/4% Series B First Preferred Ship Mortgage Notes due 2004 issued under the Indenture (the "Notes");

     WHEREAS, the Company has organized the New Guarantor as a subsidiary with the intention that the New Guarantor become a Guarantor under the Indenture and a Qualified Restricted Subsidiary pursuant to the terms of the Indenture;

     WHEREAS, Section 5.23 of the Indenture provides that any Person that was not a Guarantor on the date of the Indenture may become a Guarantor by executing and delivering to the Trustee, among other things, a supplemental indenture in form and substance satisfactory to the Trustee, which subject such Person to the provisions (including the representations and warranties) of the Indenture as a Guarantor;

     WHEREAS, Section 10.01(h) of the Indenture provides that the Trustee, the Company, the Guarantors and a Subsidiary, as applicable, may amend or supplement the Indenture without the consent of any Holder to supplement the Indenture to provide for additional Guarantors pursuant to Section 5.23; and

     WHEREAS, the Company and the New Guarantor intend that this Supplemental Indenture fulfill the requirements of such Section 5.23, thereby making the New Guarantor a Guarantor under the Indenture.

     NOW THEREFORE, the parties agree as follows, for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

     Section 1.01  Definitions.  Capitalized terms used in this Supplemental
                   -----------
Indenture but not defined herein shall have the meanings given such terms in the Indenture.

     Section 2.01 The Trustee accepts the modifications of the Indenture hereby effected only upon the terms and conditions set forth in the Indenture as supplemented by this Supplemental Indenture No. 2. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals contained herein, which shall be taken as statements of the Company, and the Trustee makes no representations and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. 2.

     Section 2.02 This Supplemental Indenture No. 2 is executed as and shall constitute an instrument supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

     Section 2.03 Except as modified and expressly amended by this Supplemental Indenture No. 2, the Indenture is, in all respects, ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     Section 2.04 The New Guarantor hereby agrees to be bound by and subject to all the terms of the Indenture (including representations and warranties) as a Guarantor, including without limitation the provisions of Article 3 of the Indenture, as if the New Guarantor were a signatory to the Indenture.

     Section 2.05 This Supplemental Indenture No. 2 may be executed in any number of counterparts; each signed copy shall be any original, but all of them together represent the same agreement.

     Section 2.06 This Supplemental Indenture No. 2 shall be subject to the governing law and choice of forum provisions of Section 13.09 of the Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed as of the day and year first above written.


MORAN TRANSPORTATION COMPANY



By:    /s/ Lee R. Christensen
   -----------------------------------------------
Name:  Lee R. Christensen
Title:        Vice President



THE GUARANTORS LISTED ON EXHIBIT F-1 TO THE INDENTURE



By:    /s/ Lee R. Christensen
   ------------------------------------------------
Name:  Lee R. Christensen
Title:    As to each of the Guarantors
          listed in Exhibit F-1, as Vice
          President.



THE GUARANTORS LISTED ON EXHIBIT F-2 TO THE INDENTURE



By:    /s/ Lee R. Christensen
   -----------------------------------------------------
Name:  Lee R. Christensen
Title:    As to each of the Guarantors
          listed in Exhibit F-2 in the
          capacities set forth in Schedule
          F-2.

MORAN SERVICES CORPORATION



By:   /s/ William P. Muller
   ----------------------------------------------------
Name:  William P. Muller
Title:    President



BARGE PENNSYLVANIA CORPORATION



By:   /s/ Lee R. Christensen
   ----------------------------------------------------
Name:  Lee R. Christensen
Title:    Vice President


MORAN BULK CORPORATION



By:   /s/ Lee R. Christensen
   ----------------------------------------------------
Name:  Lee R. Christensen
Title:    Vice President


FLEET NATIONAL BANK OF CONNECTICUT,
as Trustee



By:   /s/ Michael M. Hopkins
   ----------------------------------------------------
Name:  Michael M. Hopkins
Title:    Vice President


F:\WPFILES\4633\01\SUPPNO2.V1

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